CONESTOGA FUNDS

CONESTOGA SMALL CAP FUND

CONESTOGA SMID CAP FUND

Supplement dated June 24, 2016

to the Statement of Additional Information (“SAI”)

dated January 31, 2016

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI.  THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE SAI.

Effective June 24, 2016, Ultimus Fund Distributors, LLC serves as the distributor of the Conestoga Small Cap Fund and Conestoga SMid Cap Fund (the “Funds”).  As of that same date, the Funds have also entered into a master services agreement with Ultimus Fund Solutions, LLC to provide fund accounting services, transfer agent services and shareholder servicing functions to the Funds.

Effective June 24, 2016, the following changes are made to the Fund’s SAI:

1.

The disclosure under “TRANSFER, SHAREHOLDER SERVICING, DIVIDEND DISBURSING and ACCOUNTING SERVICING AGENT” on the inside cover of the SAI is deleted and replaced by the following:

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

1-800-494-2755

2.

The disclosure under “DISTRIBUTOR” on the inside cover of the SAI is deleted and replaced by the following:

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, Ohio 45246

3.

The table under “Ongoing Arrangements to disclose Portfolio Holdings” on page 13 of the SAI is deleted and replaced by the following:

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Conestoga Capital Advisors, LLC	Daily
Transfer Agent / Fund Accounting	Ultimus Fund Solutions, LLC	Daily
Custodian	UMB Bank, N.A.	Daily
Independent Registered Public Accounting Firm	BBD, LLP	Annual Reporting Period: one business day after end of reporting period. Periodically, as necessary for performance of ongoing audit services.
Legal Counsel	Drinker Biddle & Reath LLP	Up to 30 days before filing with the SEC. Periodically, as necessary for performance of legal services.
Distributor	Ultimus Fund Distributors, LLC	Monthly

4.

The information under “Distributor” on page 28 is replaced by the following:

Ultimus Fund Distributors, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (the “Distributor”) serves as distributor for the continuous offering of the Funds’ shares.

5.

The information under “Transfer, Shareholder Servicing, Dividend Disbursing and Fund Accounting Agent” on page 32 is replaced by the following:

The Trust and Ultimus Fund Solutions, LLC (“Ultimus”) have entered into a Master Services Agreement (the “Master Agreement”).  The Master Agreement provides that, beginning June 24, 2016, Ultimus serves as Fund Accounting Agent, Transfer Agent, Shareholder Servicing Agent and Dividend Disbursing Agent.  Unless otherwise terminated, the Agreement will remain in force for a period of one (1) year ending February 28, 2017 and will automatically renew for successive one-year periods, provided, however, that either party may terminate the Master Agreement by providing written notice of termination to the other party at least 90 days prior to the initial term or then-current renewal term.  For its services under the Master Agreement, for the year ending February 28, 2017, Ultimus is entitled to receive a base fee of $51,000 with respect to the Small Cap Fund and $36,000 with respect to the SMid Cap Fund, plus an asset based fee on average daily net assets of 0.01% on combined Fund assets of up to $500 million and 0.005% on assets in excess of $500 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE